EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Small Cap Growth Fund
Institutional Class Ticker: MXMSX
Investor Class Ticker: MXMTX
(the “Fund”)
Summary Prospectus
April 30, 2024
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional
Information and most recent reports to shareholders, online at www.empower.com/investments/empower-funds/fund-
documents. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to
empowerfunds@empower.com. The current Prospectus and Statement of Additional Information, both dated April 30, 2024, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this
Summary Prospectus.

Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), and to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. This Summary Prospectus is not intended for use by other investors. This
Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.83%	0.83%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.12%	0.95%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.12%	0.60%
Total Annual Fund Operating Expenses	0.95%	1.78%
Fee Waiver and Expense Reimbursement[1]	0.11%	0.59%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.84%	1.19%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.84% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2025, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$86	$292	$515	$1,156
Investor Class	$121	$503	$909	$2,046
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 60% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization (“small cap”) companies. For purposes of the 80% policy, the Fund considers small cap companies to be those whose market capitalization falls within the range of the Russell 2000® Index at the time of initial purchase. As of December 31, 2023, the market capitalizations of the companies in the Russell 2000® Index ranged from $16.7 million to $15.9 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time.
The Fund may focus its investments in certain sectors, such as the consumer staples sector. The Fund may invest in securities of foreign companies, including those in emerging markets, and depositary receipts. The Fund may also invest in micro-capitalization (“micro cap”) companies.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Lord, Abbett & Co. LLC (“Lord Abbett”) and Peregrine Capital Management, LLC (“Peregrine”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).

•Lord Abbett uses fundamental analysis to look for micro cap companies that appear to have the potential for more rapid growth than the overall economy.

•Peregrine conducts rigorous research to identify companies where the prospects for rapid earnings growth or significant change have yet to be well understood, and are therefore not reflected in the current stock price.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 15% allocation of the Fund’s assets to Lord Abbett and an 85% allocation of the Fund’s assets to Peregrine. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.

Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Micro Cap Company Risk - The stocks of small and micro cap companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and micro cap companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and micro cap companies upon which to base an investment decision.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Sector Risk - The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall market.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions or other similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market and currency risks and other adverse local or regional developments. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On May 19, 2017, ECM removed a prior sub-adviser and continued to retain the current Sub-Advisers. Consequently, the Fund’s total returns shown below for the periods prior to May 19, 2017 are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	32.49%
Worst Quarter	March 31, 2020	-27.09%

Average Annual Total Returns for the Periods Ended December 31, 2023
	One Year	Five Years	Since Inception	Inception Date
Institutional Class	16.11%	11.75%	9.18%	9/10/2015
Investor Class	15.76%	11.36%	8.80%	9/10/2015
Russell 3000® Index¹ (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	12.90%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.66%	9.22%	7.90%
1
The Fund changed its broad-based securities market benchmark from the Russell 2000® Growth Index to the Russell 3000® Index to reflect that the Russell 3000® Index may be considered more broadly representative of the overall applicable securities market. The Fund will retain the Russell 2000® Growth Index as its additional benchmark for performance comparison purposes.
Investment Adviser
ECM
Sub-Advisers
Lord Abbett and Peregrine
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Lord Abbett
F. Thomas O’Halloran, J.D., CFA	Partner & Portfolio Manager	2015
Matthew R. DeCicco, CFA	Partner & Director of Equities	2015
Vernon T. Bice, CMT	Portfolio Manager	2019
Steven H. Wortman	Portfolio Manager	2020
Peregrine
William A. Grierson, CFA	Principal & Portfolio Manager	2015
Paul E. von Kuster, CFA	Principal & Portfolio Manager	2015
Ryan H. Smith, CFA	Principal & Portfolio Manager	2021
Samuel D. Smith, CFA	Principal & Portfolio Manager	2021
Allison Lewis, CFA	Principal & Portfolio Manager	2023
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.